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                                                                   Exhibit 10.37
                                                                   -------------
                                  ROYNAT INC.

               SUITE 4500, CANTERRA TOWER, 400 - 3RD AVENUE, S.W.
                           CALGARY, ALBERTA   T2P 4H2

                   TEL: (403) 269-7755   FAX: (403) 269-7701



July 9, 1998



Venture Seismic Ltd.
3110 - 80th Avenue S.E.
Calgary, Alberta
T2C 1J3

Attention: Mr. Brian Kozun, President

Dear Sir:

RE:  WORKING CAPITAL COVENANT
-----------------------------



     With reference to your June 30, 1998 interim financial statement and its working capital ratio, we acknowledge that it contravenes our covenant requirements of 1:1, excluding 25% of the current portion of long term debt, and we hereby waive violation of the covenant as at June 30, 1998 and at the date of this letter. We do not plan on taking any action so long as the company continues to make timely payments on its loans and makes arrangements to comply with its working capital covenant by year end.

Yours truly,

Roynat Inc. Per:




/s/ Paul Gaudet
Assistant Vice-President

/sb